Filed Pursuant to Rule 497(a)(1)
File No. 333-143819
Rule 482ad

Prospect Capital Corporation Prices Upsized Public Offering of Common Stock

NEW YORK, NY – (MARKET WIRE) – June 30, 2009 – Prospect Capital Corporation (NASDAQ: PSEC) (“Prospect”) announced that it has priced its public offering of 4,500,000 shares of common stock at $9.00 per share, raising $40.5 million in gross proceeds.  The offering was upsized from its announced offering size of 4,000,000 shares.  Prospect has granted the underwriters a 30-day option to purchase up to an additional 675,000 shares to cover over-allotments, if any.  The offering is subject to customary closing conditions and is expected to close on July 7, 2009.

Prospect expects to use the net proceeds of this offering to maintain balance sheet liquidity, possibly including repayment of a portion of the amounts outstanding under its credit facility, investments in high quality short-term debt instruments or a combination thereof, and to make long-term investments in accordance with its investment objectives.  Fox-Pitt Kelton Cochran Caronia Waller, Oppenheimer & Co., and RBC Capital Markets are joint bookrunning managers for the offering.  BB&T Capital Markets, a division of Scott & Stringfellow, LLC, is joint lead manager.  Ladenburg Thalmann & Co. Inc. and Maxim Group LLC are co-managers.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.  A copy of the prospectus for the offering may be obtained from: Fox-Pitt Kelton Cochran Caronia Waller, 420 Fifth Ave., 5th Floor, New York, NY 10018, Fax: (212) 849-0582, Email: prospectus@fpk.com; Oppenheimer & Co., Attn: Syndicate Prospectus Department, 300 Madison Ave., 5th Floor, New York, NY 10017, Phone (212) 667-8563, Fax (212) 667-6141, Email: EquityProspectus@opco.com; and RBC Capital Markets Corporation, Three World Financial Center, 200 Vesey St.,   8th Floor, New York, NY 10281-8098, Attention: Equity Syndicate, Phone: (212) 428-6670, Fax: (212) 428-6260.

ABOUT PROSPECT CAPITAL CORPORATION

Prospect Capital Corporation (www.prospectstreet.com) is a closed-end investment company that lends to and invests in private and microcap public businesses. Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments.

We have elected to be treated as a business development company under the Investment Company Act of 1940 (“1940 Act”). We are required to comply with a series of regulatory requirements under the 1940 Act as well as applicable NASDAQ, federal and state rules and regulations. We have elected to be treated as a regulated investment company under the Internal Revenue Code of 1986. Failure to comply with any of the laws and regulations that apply to us could have an adverse effect on us and our shareholders.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, whose safe harbor for forward-looking statements does not apply to business development companies. Any such statements, other than statements of historical fact, are highly likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under our control, and that we may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance.  Actual developments and results are highly likely to vary materially from these estimates and projections of the future.  Such statements speak only as of the time when made, and we undertake no obligation to update any such statement now or in the future.

For additional information, contact:

Grier Eliasek, President and Chief Operating Officer
grier@prospectstreet.com
(212) 448-9577